News Release

Sanchez Production Partners Closes the Sale of
Operated Assets in Oklahoma and Kansas

HOUSTON--(Marketwired)--July 18, 2016--Sanchez Production Partners LP (NYSE MKT: SPP) (“SPP” or the “Partnership”) today announced that the Partnership has closed the sale of substantially all of its operated oil and natural gas wells, leases and associated assets and interests in Oklahoma and Kansas.  After the sale, the Partnership continues to own operated assets located in Osage County, Oklahoma, which are associated with the Partnership’s concession agreement with the Osage Nation, as well as interests in non-operated oil and natural gas wells and leases in Oklahoma and Kansas.

Management Commentary

“The sale of these legacy production assets represents another stride in our continuing efforts to focus on opportunities that are more closely aligned with Sanchez Oil & Gas Corporation’s operational platform,” said Gerry Willinger, Chief Executive Officer of the general partner of SPP.  “The assets, initially offered for sale in March 2015, are considered non-core to the business of SPP.  With the sale, which comes on the heels of our second midstream transaction with Sanchez Energy Corporation (NYSE: SN), our asset mix now more closely matches our long-term investment thesis for the Partnership.”

About the Partnership

Sanchez Production Partners LP (NYSE MKT: SPP) is a publicly-traded limited partnership focused on the acquisition, development, ownership and operation of midstream and other energy production assets.  The Partnership owns an oil and natural gas gathering and processing system located in the Eagle Ford Shale in Dimmit, Webb and La Salle Counties, Texas.  The Partnership also currently owns producing reserves in the Eagle Ford Shale in South Texas, the Gulf Coast region of Texas and Louisiana, and across several basins in Oklahoma and Kansas.  For more information about Sanchez Production Partners LP, please visit our website:  www.sanchezpp.com.

Forward-Looking Statements

This press release contains, and the officers and representatives of the Partnership and its general partner may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our business strategy; acquisition and disposition strategy; future operating results; and plans, objectives, expectations, forecasts, outlook and intentions.  All of these types of statements, other than statements of historical fact included in this press release, are forward-looking statements.   In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

The forward-looking statements contained in this press release are largely based on our expectations, which reflect estimates and assumptions made by our management.  These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors.  Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control.  In addition, management’s assumptions about future events may

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prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur.  Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our U.S. Securities and Exchange Commission (“SEC”) filings, which are available on our website (www.sanchezpp.com) and the SEC’s website (www.sec.gov) and elsewhere in those filings.  The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise.  These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

COMPANY CONTACT:

Charles C. Ward
Chief Financial Officer

(877) 847-0009

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